                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X]     Preliminary Proxy Statement
         [ ]     Confidential, for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2))
         [ ]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               GALAXY FUND II
                    -------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                     N/A
   ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

         [X]     No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------

         (5)     Total fee paid:

                 --------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

                 --------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------------

         (3)     Filing Party:

                 --------------------------------------------------------------

         (4)     Date filed:

                 --------------------------------------------------------------

                                 GALAXY FUND II

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            SMALL COMPANY INDEX FUND
                               UTILITY INDEX FUND


                                                                  March __, 1997


To the Shareholders of
Small Company Index Fund
Utility Index Fund
  of Galaxy Fund II


         A Special Meeting of Shareholders of the Small Company Index Fund and the Utility Index Fund of Galaxy Fund II will be held on March ___, 1997, at 11:00 a.m. Eastern Time, at the offices of First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5108, for the following purposes:


================================================================
  Proposal                        Fund
================================================================
  The approval or disapproval     Small Company Index Fund
  of a change in the
  investment objective
----------------------------------------------------------------
  The approval or disapproval     Utility Index Fund
  of a change in the
  investment objective
----------------------------------------------------------------
  The transaction of such other   Small Company Index Fund and
  business as may properly come   Utility Index Fund
  before the meeting or any
  adjournment thereof.
================================================================

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on [February _, 1997] have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.


                                           W. BRUCE McCONNEL, III
                                           Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE SMALL COMPANY INDEX FUND AND THE UTILITY INDEX FUND SCHEDULED FOR MARCH __, 1997 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                                 GALAXY FUND II
                              4400 COMPUTER DRIVE
                     WESTBOROUGH, MASSACHUSETTS 01581-5108

                                PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Galaxy Fund II (the "Trust") for use at a Special Meeting of Shareholders of the Trust's Small Company Index Fund ("Small Company Fund") and Utility Index Fund ("Utility Fund") (each, a "Fund" and together, the "Funds") to be held at the offices of the Trust's transfer agent, First Data Investor Services Group, Inc. ("FDISG"), 4400 Computer Drive, Westborough, Massachusetts 01581-5108 on March __, 1997, at 11:00 a.m. Eastern Time (such meeting and any adjournments thereof, the "Meeting").

         It is expected that the solicitation of proxies will be primarily by mail. In connection with the solicitation, the Trust's service contractors have retained PROXY ADVANTAGE, a service provided by a wholly-owned subsidiary of FDISG) to assist in the solicitation of proxies by mail and to tabulate votes returned at an estimated cost of [TO BE COMPLETED] plus out-of-pocket expenses. The Trust's officers and service contractors may also solicit proxies by telephone, facsimile or personal interview. Fleet Investment Advisors, Inc. ("Fleet") has agreed to bear all proxy solicitation costs.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about [TO BE COMPLETED].

         A proxy is enclosed with respect to the shares you own in the Funds. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGE IN THE INVESTMENT OBJECTIVES OF THE FUNDS AS DESCRIBED IN THIS PROXY STATEMENT.

                                  INTRODUCTION

         The Small Company Fund and the Utility Fund are "index funds," which means that each attempts to match (before expenses) the investment performance of the market segment represented by a designated index of securities. The Funds are not managed in the traditional sense. Instead, they use computer models to select securities included in their respective indices and attempt to remain fully invested in those securities on the basis of their weightings in the indices.

         At a meeting of the Board of Trustees of the Trust (the "Board") held on December 5, 1996, Fleet, the Funds' investment adviser, recommended that shareholders be asked to approve a change in the investment objective of each Fund. At present, the investment objective of the Small Company Fund designates the Russell Special Small Company(TM) Index and the investment objective of the Utility Fund designates the Russell 1000(R) Utility Index. Subject to shareholder approval, Fleet suggested that the Standard & Poor's ("S&P") 600 Small Company Index be designated as the index for the Small Company Fund and the S&P Utility Index be designated as the index for the Utility Fund.

          A. THE SMALL COMPANY FUND

         The current investment objective of the Small Company Fund states that:

                          The Fund seeks to provide investment results that,
                 before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with smaller stock market capitalizations, as represented by the Russell Special Small Company(TM) Index.

         The proposed modification to the Small Company Fund's investment objective would replace the Russell Special Small Company(TM) Index with the S&P 600 Small Company Index. The proposed modification to the Fund's investment objective is set forth below. Language that is changed is underlined.

                          The Fund seeks to provide investment results that,
                 before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded stocks with smaller stock market capitalizations, as represented by the S&P 600 Small Company Index.

         The Small Company Fund's current designated index, the Russell Special Small Company(TM) Index, includes, with certain exceptions, the 2500 U.S. companies with the largest market capitalizations after the elimination of any company that is included in the S&P 500 Composite Stock Index ("S&P 500"). The S&P 600 Small Company Index is an index that measures the performance of about 600 U.S. common stocks with small market capitalizations. The weighting of stocks in both indices is based on each stock's relative total market capitalization. Exhibit A to this proxy statement sets forth the holdings of the S&P 600 Small Company Index as of January, 1997. The table below sets forth the total returns of the Fund for the last five years, the S&P 600 Small Company Index, and the Russell Special Small Company(TM) Index.

                                 TOTAL RETURNS

===============================================================================================================
                    For the Year      For the Year       For the Year      For the Year       For the Year
                    Ended December    Ended December     Ended December    Ended December     Ended December
                    31, 1996          31, 1995           31, 1994          31, 1993           31, 1992
---------------------------------------------------------------------------------------------------------------
  S&P 600 Small     21.32%            29.96%             -4.77%            18.79%             21.04%
  Company Index
---------------------------------------------------------------------------------------------------------------
  Russell           18.24%            33.01%             -2.68%            13.24%             14.14%
  Special Small
  Company(TM)
  Index
---------------------------------------------------------------------------------------------------------------
  Small Company     19.68%            33.14%             -3.67%            11.33%             12.22%
  Fund
===============================================================================================================

         The Board recommends that the shareholders approve the proposed change in the Small Company Fund's investment objective. Subject to shareholder approval, the Small Company Fund would thereafter attempt to be fully invested in securities that are included in this index at the time of purchase. Fleet recommended this index because it includes securities that more closely resemble the market segments that are commonly held by other investment companies that are included in the Lipper Small Company Universe. The Fund is normally included in this category for investment performance comparisons and marketing purposes. Fleet recommended, and the Board concurred, that the S&P 600 Small Company Index will more closely fulfill the expectations of the Small Company Fund's current and prospective shareholders.


         B. THE UTILITY FUND

                 The current investment objective of the Utility Fund states that:

         The Fund seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks of companies engaged in the Utility industry, as represented by the Russell 1000(R) Utility Index.

         The proposed modification to the Utility Fund's investment objective would replace the Russell 1000(R) Utility Index with the S&P Utility Index. The proposed modification to the Fund's investment objective is set forth below. Language that is changed is underlined.

         The Fund seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded stocks of companies engaged in the Utility industry, as represented by the S&P Utility Index.

         The Russell 1000(R) Utility Index is derived from the 1000 companies with the largest market capitalizations, from which group about 120 companies are selected that engage in the generation, transmission or distribution of electricity, telecommunications, gas or water. The S&P Utilities Index is an index of U.S. common stocks designed to measure the performance of the utility sector of the S&P 500. The S&P Utility Index is comprised of approximately 40 stocks. The weighting of stocks in both indices is based on each stock's relative market capitalization. Exhibit B to this proxy statement sets forth the holdings of the S&P Utility Index as of January, 1997. The table below sets forth the annual total returns for the last five years of the Fund, the S&P Utility Index, and the Russell 1000(R) Utility Index.

                                 TOTAL RETURNS

===============================================================================================================
                    For the Year      For the Year       For the Year      For the Year       For the Year
                    Ended December    Ended December     Ended December    Ended December     Ended December
                    31, 1996          31, 1995           31, 1994          31, 1993           31, 1992
---------------------------------------------------------------------------------------------------------------
  S&P Utility       3.12%             42.03%             -7.95%            14.38%             8.09%
  Index
---------------------------------------------------------------------------------------------------------------
  Russell           2.95%             37.96%             -8.26%            N/A                N/A
  1000(R)
  Utility Index
---------------------------------------------------------------------------------------------------------------
  Utility Fund      3.47%             37.08%             -8.65%            N/A                N/A
===============================================================================================================

         The Board recommends that the shareholders approve the proposed change in the Utility Fund's investment objective. Subject to shareholder approval, the Utility Fund would thereafter attempt to be fully invested in securities that are included in this index at the time of purchase. Fleet recommended this index because it includes securities that more closely resemble the market segments that are commonly held by other investment companies that are included in the Lipper Utility Universe. The Fund is normally included in this category for investment performance comparisons and marketing purposes. Fleet recommended, and the Board concurred, that the S&P Utility Index will more closely fulfill the expectations of the Utility Fund's current and prospective shareholders.

EVALUATION BY THE BOARD OF TRUSTEES OF THE TRUST. For the reasons set forth above, at the Board meeting held on December 5, 1996, the proposed modifications to the Funds' investment objectives were unanimously approved by the Board, subject to shareholder approval at the Meeting.

VOTING PROCEDURES. Approval of the change in the investment objective for each Fund requires the affirmative vote of the holders of a "majority of the outstanding shares" of that Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of that Fund present at the Meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of that Fund.


                THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE "FOR" THE CHANGE IN THE INVESTMENT
          OBJECTIVES OF THE SMALL COMPANY FUND AND THE UTILITY FUND

                               VOTING INFORMATION

         RECORD DATE. Only shareholders of record at the close of business on February ___, 1997 will be entitled to vote at the Meeting. On that date, there were _______ shares of the Small Company Fund and _____ shares of the Utility Fund outstanding and entitled to be voted at the Meeting. All shares of each Fund will vote in the aggregate at the Meeting.

         QUORUM. A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of that Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the change of the change of the index stated in the investment objective for each Fund.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any adjournment.

         OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, Fleet and its affiliates held of record ____% and ____% of the outstanding shares of the Small Company Fund and the Utility Fund respectively in a fiduciary or other representative capacity for the benefit of their customers. Fleet has advised the Trust that it and its affiliates intend to vote the shares of the Funds over which they possess voting power at the Meeting FOR the approval of the new investment objectives. At that date, the name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding shares of Funds were as follows:

SMALL COMPANY FUND
=====================================================================
                                                    Percentage
                                                       Owned
                                                    ----------
                Name and Address
                ----------------
=====================================================================


=====================================================================


=====================================================================




UTILITY FUND
=====================================================================
                                                    Percentage
                                                       Owned
                                                    ----------
                Name and Address
                ----------------
=====================================================================


=====================================================================


=====================================================================

         ADMINISTRATOR, ADVISER AND DISTRIBUTOR. Fleet National Bank, an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., serves as the Funds' administrator. The principal offices of the Administrator are located at 50 Kennedy Plaza, Providence, Rhode Island 02903-2305. The Administrator has entered into a sub-administration agreement with FDISG, a wholly-owned subsidiary of First Data Corporation. FDISG is located at 4400 Computer Drive, Westborough, Massachusetts 01581. First Financial Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the shares of each Fund. The Distributor is a wholly-owned subsidiary of FDISG. The principal offices of FDISG and the Distributor are located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108. The principal offices of the Funds' adviser are located at 75 State Street, Boston, Massachusetts 02109.


                                 OTHER MATTERS

         The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

         No business other than the matters described above are expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Funds.

Dated:  March ___, 1997

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED MARCH 31, 1996 AND SEPTEMBER 30, 1996, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY WRITING TO [INSERT NAME OF PERSON] AT 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS 01581-5108 OR BY CALLING 1-800-628-0414.

Exhibit A

Stock Holdings:  S&P 600 SMALLCAP INDEX


1)       AAR CORP
2)       ABM INDUSTRIES
3)       ACME METALS INC
4)       ACXIOM CORP
5)       ADAC LABS
6)       ADV TISSUE SCI
7)       ADVO INC
8)       AGCO CORP
9)       AIR & WATER TECH
10)      AIR EXPRESS INTL
11)      ALEX BROWN INC
12)      ALLEN GROUP
13)      ALLIANCE PHARM
14)      ALLIANT TECHSYS
15)      ALLIED GROUP INC
16)      ALLWASTE INC
17)      ALPHARMA INC-A
18)      AMCAST INDL CORP
19)      AMCOL INTL CORP
20)      AMER BANKERS INS
21)      AMER FREIGHTWAYS
22)      AMER MED RESPONS
23)      AMER MGMT SYS
24)      AMRESCO INC
25)      AMTECH CORP
26)      ANGELICA CORP
27)      ANIXTER INTL INC
28)      APOGEE ENTERPR
29)      APPLEBEES INTL
30)      APTARGROUP INC
31)      AQUARION CO
32)      ARBOR DRUGS INC
33)      ARCTIC CAT INC
34)      ARKANSAS BEST
35)      ASHWORTH INC
36)      ASPECT TELECOMM
37)      ASTEC INDUSTRIES
38)      ASTORIA FINL
39)      ATMOS ENERGY
40)      AU BON PAIN-A
41)      AUSPEX SYSTEMS
42)      AUTHENTIC FITNES
43)      AZTAR CORP
44)      BAKER (J.) INC
45)      BALDOR ELECTRIC
46)      BALLARD MEDICAL
47)      BANCTEC INC

48)      BANGOR HYDRO-ELE
49)      BANYAN SYSTEMS
50)      BARRETT RES CORP
51)      BASSETT FURN
52)      BBN CORP
53)      BE AEROSPACE
54)      BELL INDS INC
55)      BELL SPORTS CORP
56)      BENCHMARK ELECTR
57)      BENTON OIL & GAS
58)      BERTUCCI'S INC
59)      BIRMINGHAM STEEL
60)      BISYS GROUP INC
61)      BMC INDS INC
62)      BMC WEST CORP
63)      BOMBAY CO
64)      BOOKS-A-MILLION
65)      BOOLE & BABBAGE
66)      BOWNE & CO INC
67)      BOX ENERGY-B
68)      BREED TECH
69)      BROADBAND TECH
70)      BRODERBUND SOFT
71)      BROWN GROUP INC
72)      BUTLER MFG CO
73)      BW/IP INC
74)      C-COR ELECTRONIC
75)      CABOT OIL & GAS
76)      CAL FED BANCORP
77)      CALGENE INC
78)      CALIF MICROWAVE
79)      CAMBREX CORP
80)      CAMCO INTL INC
81)      CAP RE CORP
82)      CARAUSTAR INDS
83)      CARMIKE CINEMAS
84)      CARSON PIRIE SCO
85)      CASCADE NATURAL
86)      CASEY'S GENERAL
87)      CASH AMER INTL
88)      CASINO MAGIC
89)      CASTLE (AM)
90)      CATALINA MKTG
91)      CATO CORP -CL A
92)      CCB FIN CORP
93)      CDI CORP
94)      CELLPRO INC
95)      CENTIGRAM COMM
96)      CENTRAL HUDSON
97)      CENTRAL VT PUB
98)      CENTURA BANKS
99)      CEPHALON INC

100)     CERNER CORP
101)     CHAMPION ENTER
102)     CHARTER ONE FIN
103)     CHEESECAKE FACTR
104)     CHEMED CORP
105)     CHEMFIRST INC-WI
106)     CHIPS & TECH INC
107)     CHIQUITA BRANDS
108)     CILICORP INC
109)     CINEPLEX ODEON
110)     CIRCON CORP
111)     CKE RESTAURANTS
112)     CLARCOR INC
113)     CMAC INVESTMENT
114)     COAST SVGS FINL
115)     COCA-COLA BOTTLI
116)     COEUR D'ALENE MN
117)     COGNEX CORP
118)     COHERENT INC
119)     COLLAGEN CORP
120)     COLLECTIVE BNCRP
121)     COMAIR HLDGS INC
122)     COMMERCIAL FED
123)     COMMERCIAL METAL
124)     COMMNET CELLULAR
125)     COMMONW ALUMINUM
126)     COMMONW EGY SYS
127)     COMPDENT CORP
128)     COMPRESSION LABS
129)     COMPUSA INC
130)     COMVERSE TECH
131)     CONE MILLS CORP
132)     CONN ENERGY CO
133)     CONSUMERS WATER
134)     CONTL HOMES HLDG
135)     CONTROL DATA SYS
136)     COR THERAPEUTICS
137)     CORE INDS INC
138)     CORRECTIONS CORP
139)     COVENTRY CORP
140)     CROSS TIMBER OIL
141)     CULLEN/FROST
142)     CUSTOM CHROME
143)     CYGNUS INC
144)     CYRIX CORP
145)     CYRK INTL INC
146)     DALLAS SEMICOND
147)     DAMARK INTL -A
148)     DAMES & MOORE
149)     DANIEL INDS
150)     DEKALB GENE -B
151)     DELTA WOODSIDE

152)     DEPOSIT GUARANTY
153)     DESIGNS INC
154)     DEVON ENERGY CO
155)     DEVRY INC
156)     DIGI INTL INC
157)     DIGITAL MICRO
158)     DIMON INC
159)     DIONEX CORP
160)     DISCOUNT AUTO
161)     DIXIE YARNS INC
162)     DOWNEY FINL CORP
163)     DRAVO CORP
164)     DRESS BARN INC
165)     DYNATECH CORP
166)     EAGLE HARDWARE
167)     EARTHGRAINS
168)     EASTERN UTIL
169)     EATON VANCE CORP
170)     ENERGEN CORP
171)     ENHANCE FIN SVCS
172)     ENVOY CORP
173)     ENZO BIOCHEM INC
174)     ETHAN ALLEN
175)     EXPEDITORS INTL
176)     EXPRESS SCRIPTS
177)     FABRI-CENTERS-A
178)     FAIR ISAAC & CO
179)     FEDDERS CORP
180)     FIBREBOARD CORP
181)     FID NATL FINL
182)     FIELDCREST CANN
183)     FIGGIE INTL -A
184)     FILENE'S BASEMNT
185)     FILENET CORP
186)     FIRST AMER FIN
187)     FIRST COML CORP
188)     FIRST FIN COR/WI
189)     FIRST MICH BANK
190)     FIRSTBANK PUERTO
191)     FIRSTMERIT CORP
192)     FISHER SCI INTL
193)     FLOW INTL CORP
194)     FLUKE CORP
195)     FOODMAKER INC
196)     FRANKLIN QUEST
197)     FREMONT GENERAL
198)     FRITZ COS
199)     FRONTIER INS GRP
200)     FROZEN FOOD EXPR
201)     G & K SERVICES-A
202)     GALEY & LORD
203)     GALLAGHER (ART)

204)     GALOOB TOYS INC
205)     GC COMPANIES
206)     GENESIS HEALTH
207)     GENTEX CORP
208)     GEON COMPANY
209)     GEOTEK COMM INC
210)     GERBER SCI INC
211)     GETCHELL GOLD
212)     GLAMIS GOLD LTD
213)     GLOBAL INDS TECH
214)     GOODMARK FOODS
215)     GOTTSCHALKS INC
216)     GRANCARE INC
217)     GRAND CASINOS
218)     GREEN MTN POWER
219)     GREENFIELD INDS
220)     GRIFFON CORP
221)     GUILFORD MILLS
222)     HAGGAR CORP
223)     HANDY & HARMAN
224)     HARMON INDS INC
225)     HARTMARX CORP
226)     HAUSER INC
227)     HEARTLAND EXPRES
228)     HECHINGER CO - A
229)     HECLA MINING CO
230)     HENRY (JACK)
231)     HILB ROGAL & HAM
232)     HOLLYWOOD PARK
233)     HS RESOURCES
234)     HUFFY CORP
235)     HUGHES SUPPLY
236)     HYPERION SOFTWAR
237)     IDEXX LABS
238)     IHOP CORP
239)     IMCO RECYCLING
240)     IMMULOGIC PHARM
241)     IMMUNE RESPONSE
242)     IMO INDUSTRIES
243)     INPUT/OUTPUT INC
244)     INSITUFORM TECH
245)     INSTEEL INDS
246)     INSURANCE AUTO
247)     INTEGON CORP
248)     INTEGRAT CIRCUIT
249)     INTEGRAT HEALTH
250)     INTER-RGNL FINL
251)     INTERFACE INC
252)     INTERIM SERVICES
253)     INTERMAG GENERAL
254)     INTERMET CORP
255)     INTERSTATE BAKER

256)     INTERSTATE POWER
257)     INTERVOICE INC
258)     INTL FAMILY-B
259)     INTL RECTIFIER
260)     INVACARE CORP
261)     IONICS INC
262)     ITRON INC
263)     J & J SNACK FOOD
264)     JAN BELL MKTG
265)     JOHNSTON INDS
266)     JSB FINL
267)     JUNO LIGHTING
268)     JUSTIN INDS
269)     K-SWISS INC-A
270)     K2 INC
271)     KAMAN CORP -A
272)     KCS ENERGY INC
273)     KEANE INC
274)     KELLWOOD CO
275)     KEMET CORP
276)     KENT ELECTRONICS
277)     KEYSTONE FIN
278)     KINDER-CARE LEAR
279)     KIRBY CORP
280)     KN ENERGY INC
281)     KOMAG INC
282)     KRONOS INC
283)     KUHLMAN CORP
284)     KYSOR INDL CORP
285)     LA-Z-BOY INC
286)     LANDSTAR SYSTEM
287)     LATTICE SEMICOND
288)     LECHTERS INC
289)     LEGG MASON INC
290)     LEVITZ FURNITURE
291)     LIBERTY BANCP/OK
292)     LIFE RE CORP
293)     LILLIAN VERNON
294)     LILLY INDS -A
295)     LINCARE HOLDINGS
296)     LINDSAY MFG CO
297)     LIPOSOME COMPANY
298)     LIVING CENTERS
299)     LOGICON INC
300)     LONE STAR INDS
301)     LSB INDS INC
302)     LUBY'S CAFETERIA
303)     LYDALL INC
304)     MAGELLAN HEALTH
305)     MAGNA GROUP INC
306)     MAIL BOXES ETC
307)     MANITOWOC CO

308)     MARCUS CORP
309)     MARINER HEALTH
310)     MARK TWAIN BCSHS
311)     MARSHALL INDS
312)     MATERIAL SCIENCE
313)     MCWHORTER TECH
314)     MDC HOLDINGS INC
315)     MEDIMMUNE INC
316)     MEDUSA CORP
317)     MENTOR COR/MINN
318)     MERISEL INC
319)     MERRILL CORP
320)     MESA AIR GROUP
321)     MESA INC
322)     METHODE ELEC -A
323)     MICHAELS STORES
324)     MICROAGE INC
325)     MICROCHIP TECH
326)     MICROCOM INC
327)     MISSISSIPPI CHEM
328)     MOHAWK INDS
329)     MOLECULAR BIOSYS
330)     MORRISON KNUDSEN
331)     MOSINEE PAPER CO
332)     MS CARRIERS
333)     MUELLER INDS
334)     MUTUAL RISK MGMT
335)     MYCOGEN CORP
336)     MYERS INDS INC
337)     NASH FINCH CO
338)     NASHUA CORP
339)     NATL AUTO CREDIT
340)     NATL COMP SYS
341)     NATL DATA CORP
342)     NATURE'S SUNSHINE
343)     NAUTICA ENTERPRI
344)     NBTY INC
345)     NETWORK EQUIP TE
346)     NETWORK GENERAL
347)     NEW ENG BUSINESS
348)     NEW JERSEY RES
349)     NEWFIELD EXPLOR
350)     NFO RESEARCH
351)     NOBLE DRILLING
352)     NORAND CORP
353)     NORRELL CORP
354)     NORTH AMER VACCI
355)     NORTH AMER MTG
356)     NORTHWEST NAT GS
357)     NORTHWESTERN STL
358)     NOVELLUS SYS
359)     NOVEN PHARM INC

360)     NTN COMM
361)     O'REILLY AUTOMOT
362)     O'SULLIVAN CORP
363)     OAK INDS INC
364)     OAKWOOD HOMES
365)     OCEANEERING INTL
366)     OFFSHORE LOGIST
367)     OHM CORP
368)     OM GROUP INC
369)     OMEGA ENVIR INC
370)     OMNICARE INC
371)     ONBANCORP INC
372)     ORANGE & ROCK UTIL
373)     ORBITAL SCIENCES
374)     ORION CAPITAL
375)     OSHKOSH B'GOSH A
376)     OUTBOARD MARINE
377)     OWENS & MINOR
378)     OXFORD INDS INC
379)     PAC SCIENTIFIC
380)     PARAGON TRADE
381)     PARK ELECTROCHEM
382)     PATTERSON DENTAL
383)     PAXAR CORP
384)     PAYLESS CASHWAYS
385)     PENN ENTERPRISES
386)     PENWEST LTD
387)     PERSEPTIVE BIOSY
388)     PHARM MARKETING
389)     PHARMACEUT RES
390)     PHILA SUB CORP
391)     PHILLIPS-VAN HEU
392)     PHOTRONICS INC
393)     PHYCOR INC
394)     PICTURETEL CORP
395)     PIEDMONT NAT GAS
396)     PIER 1 IMPORTS
397)     PILLOWTEX CORP
398)     PIONEER GRP INC
399)     PIONEER STANDARD
400)     PIPER JAFFRAY
401)     PITTSTON BURLING
402)     PLAINS RESOURCES
403)     PLATINUM SOFTWAR
404)     PLATINUM TECH
405)     PLAYERS INTL INC
406)     PLENUM PUBL CORP
407)     PLEXUS CORP
408)     PLY-GEM INDS
409)     POGO PRODUCING
410)     POOL ENERGY SVCS
411)     POPE & TALBOT

412)     PREMARK INTL INC
413)     PRIDE PETE SERV
414)     PRIMARK CORP
415)     PRIME HOSPITALIT
416)     PRODUCTION OPERA
417)     PROFFITTS INC
418)     PROGRESS SOFTWAR
419)     PROTECTIVE LIFE
420)     PROTEIN DESIGN
421)     PROVIDENT BNCRP
422)     PUB SERV NC
423)     QUAKER CHEMICAL
424)     QUANEX CORP
425)     QUICK & REILLY
426)     RAILTEX INC
427)     RAYMOND JAMES
428)     RCSB FINANCIAL
429)     READ-RITE CORP
430)     REGAL BELOIT
431)     REGAL CINEMAS
432)     REGENERON PHARM
433)     REGIS CORP
434)     REPUBLIC GROUP
435)     RESOUND CORP
436)     RESPIRONICS INC
437)     REXEL INC
438)     RICHFOOD HLDGS
439)     RIGGS NATL CORP
440)     RIVAL CO (THE)
441)     ROADMASTER INDS
442)     ROBERTS PHARMAC
443)     ROLLINS ENVRN
444)     ROLLINS TRUCK
445)     ROOSEVELT FIN GP
446)     ROPER INDS
447)     ROSS STORES INC
448)     ROYAL APPLIANCE
449)     RUBY TUESDAY INC
450)     RUSS BERRIE & CO
451)     RYAN'S FAMILY ST
452)     RYKOFF-SEXTON
453)     RYLAND GROUP INC
454)     S3 INCORPORATED
455)     SAFESKIN CORP
456)     SANMINA CORP
457)     SCI SYSTEMS INC
458)     SCICLONE PHARM
459)     SCOTTS COMPANY
460)     SEI INVESTMENTS
461)     SEITEL INC
462)     SELECT INS GRP
463)     SEQUUS PHARM INC

464)     SHONEY'S INC
465)     SHOPKO STORES
466)     SHOREWOOD PACKAG
467)     SHOWBIZ PIZZA
468)     SHOWBOAT INC
469)     SIERRA HEALTH SE
470)     SIERRA PAC RES
471)     SIMPSON INDS
472)     SKYLINE CORP
473)     SKYWEST INC
474)     SMITH (A.0.) CORP
475)     SMITHFIELD FOODS
476)     SMITHS FOOD & DRUG
477)     SNYDER OIL
478)     SOLA INTL INC
479)     SONIC CORP
480)     SOUTHERN CAL WTR
481)     SOUTHERN ENERGY
482)     SOUTHWEST GAS CP
483)     SOUTHWESTRN ENGY
484)     SOVEREIGN BANCOR
485)     SPACELABS MED
486)     SPARTAN MOTORS
487)     SPORTS & RECREAT
488)     SPORTS AUTHORITY
489)     SPS TECHNOLOGIES
490)     SPX CORP
491)     ST JOHN KNITS
492)     ST MARY LAND & EXP
493)     ST PAUL BANCORP
494)     STANDARD MICROSY
495)     STANDARD MOTOR
496)     STANDARD PRODS
497)     STANDARD PACIFIC
498)     STANDEX INTL CO
499)     STEEL TECH INC
500)     STEIN MART INC
501)     STERIS CORP
502)     STERLING SOFTWARE
503)     STILLWATER MNG
504)     STONE & WEBSTER
505)     STURM RUGER & CO
506)     SUMMIT TECH INC
507)     SUNGARD DATA SYS
508)     SUNRISE MEDICAL
509)     SUNSHINE MNG&REF
510)     SWISS ARMY BRAND
511)     SYBRON INTL CORP
512)     SYMMETRICOM INC
513)     SYNCOR INTL CORP
514)     SYSTEM SOFTWARE
515)     TACO CABANA-A

516)     TBC CORP
517)     TCBY ENTERPRISES
518)     TCF FINL CORP
519)     TCSI CORPORATION
520)     TECH DATA CORP
521)     TECNOL MEDICAL
522)     TELXON CORP
523)     TENCOR INSTRUMNT
524)     TETRA TECHNOLOGI
525)     TEXAS INDUSTRIES
526)     THERATECH INC
527)     THOMAS INDS
528)     THOMAS NELSON
529)     THOR INDUSTRIES
530)     THREE-FIVE SYS
531)     TIMBERLAND CO -A
532)     TITAN WHEEL INTL
533)     TJ INTL INC
534)     TNP ENTERPRISES
535)     TOLL BORS INC
536)     TORO CO
537)     TREDEGAR INDS
538)      TRENWICK GROUP
539)     TRIARC COS
540)     TRIMBLE NAVIG
541)     TRUE NORTH COMM
542)     TSENG LABS INC
543)     TUBOSCOPE VETCO
544)     TULTEX CORP
545)     TYCO TOYS INC
546)     UNC INC
547)     UNION PLANTERS
548)     UNITED CITIES GA
549)     UNITED ILLUMIN
550)     UNITED MERIDIAN
551)     UNIVERSAL FOREST
552)     UNIVERSAL HLTH-B
553)     US BIOSCIENCE
554)     US FILTER CORP
555)     US HOME CORP
556)     US TRUST CORP
557)     USA DETERGENTS
558)     USFREGIHTWAYS CP
559)     VALASSIS COMM
560)     VALENCE TECH
561)     VALMONT INDS
562)     VENTURE STORES
563)     VERTEX PHARM
564)     VICOR CORP
565)     VIEWLOGIC SYSTEM
566)     VINTAGE PETRO
567)     VISX INC

568)     VITAL SIGNS
569)     VITESSE SEMICOND
570)     VIVRA INC
571)     VLSI TECHNOLOGY
572)     WABASH NATIONAL
573)     WALBRO CORP
574)     WALL DATA INC
575)     WASH ENERGY
576)     WASH NATL CORP
577)     WATKINS-JOHNSON
578)     WD-40 CO
579)     WERNER ENT
580)     WHITNEY HLDG
581)     WHITTAKER CORP
582)     WHOLE FOODS MKT
583)     WHX CORP
584)     WICOR INC
585)     WILLIAMS-SONOMA
586)     WINNEBAGO INDS
587)     WISER OIL CO
588)     WMS INDS INC
589)     WOLVERINE TUBE
590)     WOLVERINE WORLD
591)     WYLE ELECTRONICS
592)     WYNN'S INTL INC
593)     X-RITE INC
594)     XTRCOM INC
595)     YELLOW CORP
596)     ZEBRA TECH CORP
597)     ZENITH NATL INS
598)     ZERO CORP
599)     ZILOG INC
600)     ZIONS BANCORP
601)     ZOLL MEDICAL

EXHIBIT B

STOCK HOLDINGS:  S&P UTILITIES INDEX


1)        AMER ELEC PWR
2)        BALTIMORE G & E
3)        CAROLINA P & L
4)        CENTRAL & SO WST
5)        CINERGY CORP
6)        COASTAL CORP
7)        COLUMBIA GAS SYS
8)        CONS EDISON
9)        CONS NATURAL GAS
10)       DOMINION RES/VA
11)       DTE ENERGY CO
12)       DUKE POWER CO
13)       EASTERN ENTERPR
14)       EDISON INTL
15)       ENRON CORP
16)       ENSERCH CORP
17)       ENTERGY CORP
18)       FPL GROUP INC
19)       GPU INC
20)       HOUSTON INDS INC
21)       NIAGARA MOHAWK
22)       NICOR INC
23)       NORAM ENERGY
24)       NORTHERN ST POWR
25)       OHIO EDISON CO
26)       ONEOK INC
27)       PAC ENTERPRISES
28)       PACIFICORP
29)       PANENERGY CORP
30)       PECO ENERGY CO
31)       PEOPLES ENERGY
32)       PG&E CORP
33)       PP&L RESOURCES
34)       PUB SERV ENTERP
35)       SONAT INC
36)       SOUTHERN CO
37)       TEXAS UTIL
38)       UNICOM CORP
39)       UNION ELEC CO
40)       WILLIAMS COS INC

                               GALAXY II FUND(R)
                            SMALL COMPANY INDEX FUND

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GALAXY FUND II ("TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE TRUST'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, INC., 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS 01581-5108 ON MARCH __, 1997 AT 11:00 A.M. EASTERN TIME.

          THE UNDERSIGNED HEREBY APPOINTS ____________ AND ___________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE SMALL COMPANY INDEX FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON FEBRUARY___, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

          EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.

TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
                           SMALL COMPANY INDEX FUND


VOTE ON PROPOSAL
FOR AGAINST  ABSTAIN
[ ]   [ ]      [ ]                    1.   PROPOSAL TO APPROVE A CHANGE IN THE
                                           INVESTMENT OBJECTIVE OF THE SMALL
                                           COMPANY INDEX FUND.


                                      2.   IN THEIR DISCRETION, THE PROXIES ARE
                                           AUTHORIZED TO TRANSACT SUCH OTHER
                                           BUSINESS AS MAY PROPERLY COME BEFORE
                                           THE SPECIAL MEETING OR ANY
                                           ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



     ------------------------               ---------------------------------
          SIGNATURE      DATE               SIGNATURE (JOINT OWNERS)   (DATE)

                               GALAXY II FUND(R)
                               UTILITY INDEX FUND


          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GALAXY FUND II ("TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE TRUST'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, INC., 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS 01581-5108 ON MARCH __, 1997 AT 11:00 A.M. EASTERN TIME.

          THE UNDERSIGNED HEREBY APPOINTS ____________ AND ___________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE UTILITY INDEX FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON FEBRUARY _________, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

          EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.


TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW.
KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
                               UTILITY INDEX FUND


VOTE ON PROPOSAL
FOR AGAINST  ABSTAIN
[ ]   [ ]      [ ]                      1.     PROPOSAL TO APPROVE A CHANGE
                                               IN THE INVESTMENT OBJECTIVE OF
                                               THE UTILITY INDEX FUND.

                                        2.     IN THEIR DISCRETION, THE PROXIES
                                               ARE AUTHORIZED TO TRANSACT
                                               SUCH OTHER BUSINESS AS MAY
                                               PROPERLY COME BEFORE THE
                                               SPECIAL MEETING OR ANY
                                               ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


     ------------------------               ---------------------------------
          SIGNATURE      DATE               SIGNATURE (JOINT OWNERS)   (DATE)